UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 28, 2007

INTERNATIONAL RECTIFIER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-7935	95-1528961
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

233 Kansas Street
El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

(310) 726-8000
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On August 28, 2007, Alex Lidow, Chief Executive Officer and Director, of International Rectifier Corporation (the “Registrant”) has gone on leave of absence with pay pending the resolution of the previously announced investigation conducted by the Audit Committee of the Board of Directors of the Registrant.  Dr. Lidow remains a member of the Board of Directors of the Registrant.  As described in Item 5.02(c) below, the Registrant’s Board of Directors appointed Donald R. Dancer, previously Executive Vice President, General Counsel and Secretary, as acting Chief Executive Officer.

(c)           The Registrant’s Board of Directors appointed Donald R. Dancer, as acting Chief Executive Officer, as described in Item 5.02(b) above.

Mr. Dancer joined the Registrant in August 2002 as Vice President, Secretary and General Counsel.  Mr. Dancer was promoted to Executive Vice President in November 2005.  Prior to Mr. Dancer’s service with the Registrant, he was most recently General Counsel for GE Industrial Systems Solutions and served 22 years in various legal positions with the General Electric Company.   Mr. Dancer is 56 years old.

There is no formal employment agreement with Mr. Dancer, but Registrant intends to review the salary, bonus arrangement and equity incentives as appropriate for this interim responsibility.  The Registrant intends to file a copy or summary of the material terms of such arrangements promptly following their adoption.

Except as disclosed herein, Mr. Dancer was not selected pursuant to any arrangement or understanding between Mr. Dancer and any other person.  There are no family relationships between Mr. Dancer and the directors or executive officers of the Registrant.

The Registrant’s Board of Directors has formed a special committee comprised of the independent directors to advise and support Mr. Dancer in his new responsibilities.

Item 7.01.                         Regulation FD Disclosure.

On August 30, 2007, the Registrant issued a press release announcing the change in status of Dr. Lidow and the appointment of Mr. Dancer, referred to in Item 5.02 above. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Item 7.01 of this report on Form 8-K, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.  The furnishing of the information in this Item 7.01 of this report is not intended to and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material investor information that is not otherwise publicly available.

Item 9.01.              Financial Statements and Exhibits.

(d)              Exhibits

Exhibit Number	Description
99.1	Press release dated August 30, 2007 issued by International Rectifier Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL RECTIFIER
CORPORATION

Date: August 30, 2007	By	/s/ Donald R. Dancer
Donald R. Dancer,
Acting Chief Executive Officer, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated August 30, 2007 issued by International Rectifier Corporation